Exhibit 99.1

ACQUISITION AGREEMENT

THIS AGREEMENT made effective the 16th day of August, 2004, BETWEEN: WORLD WIDE WEB, INC., a business corporation duly incorporated and validly existing under the laws of the State of Nevada, with its business address at 4850 W. Flamingo Rd. #23 Las Vegas Nevada 89103 (“WWWB”); and CITYCAPS INFORMATION TECHNOLOGY CO., LTD., a business corporation duly incorporated and validly existing under the laws of the People's Republic of China, with its registered address at Room 3203, Pudong Software Park, 498 Guo Shoujing Road, Shanghai 201203, China ("CITYCAPS"); and the following individuals, collectively referred to as the “Unit Holders”:

1.

Henry Liou, an individual residing in Brea, California USA; and

2.

Xinnong Yang, an individual residing in Shanghai, China; and

3.

Michael Zuliani, an individual residing Las Vegas, Nevada, USA; and

4.

Herb Sider, an individual residing in Las Vegas, Nevada, USA.

Collectively, WWWB, CITYCAPS and the Unit Holders many be referred to in this Agreement as the “Parties.”

WHEREAS:

A.

WWWB is a business corporation whose common shares are traded Over the Counter Bulletin Board (OTCBB®);

B.

CITYCAPS is a business corporation incorporated under the laws of the People's Republic of China ("PRC");

C.

WWWB seeks to acquire 100% of CITYCAPS and subsequently operate CITYCAPS as a wholly owned subsidiary of WWWB and CITYCAPS and the Unit Holders are agreeable to such an acquisition;

NOW, THEREFORE, THIS AGREEMENT WITNESSES:

That in consideration of the mutual covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the Parties, and intending to be legally bound, the Parties covenant and agree as follows:

Article One:

Shares Exchange Between the Parties

1.1

Subject to the terms and conditions set forth herein, each of the equity holders, owning or controlling any units of ownership of CITYCAPS, (collectively, the “Unit Holders”) agrees to transfer (the "Transfer") to WWWB all its equity, interest and shares in the capital stock of CITYCAPS, in exchange for common shares to be issued by WWWB as provided herein.

1.2

It is the express understanding between the Parties that:

(1) The numbers of all shares issued and outstanding, and warrants and options issued immediately prior to the execution and consummation of this Agreement by WWWB are as follows:

1.

common shares: 13,253,201, all in one class

2.

warrants:_____________

3.

options:______________

(2) Any warrants and options shall be adjusted as to price, and the number of shares exercisable shall be automatically adjusted in accordance with the ratio of any forward or reverse split to the extent that such a split may transpire at any time.

1.3 The number of all shares to be issued to CITYCAPS and the Unit Holders collectively, pursuant to this Agreement shall be Ten Million (10,000,000) common shares of WWWB.

1.4 WWWB shall issue to CITYCAPS a total of 10,000,000 common shares of WWWB, in consideration for the Transferred Shares acquired from CITYCAPS and/or the Unit Holders.  WWWB shall issue these shares and this Agreement shall be effective contingent upon the condition(s) as specified in Paragraph 4.8 of this Agreement.

1.6 For the avoidance of doubt, the common shares to be issued to CITYCAPS under this Agreement shall be allotted and issued to CITYCAPS and the Unit Holders as follows:

1. Henry Liou:

3,084,750

2. Xinnong Yang:

2,056,500

3. Michael Zuliani:

2,370,625

4. Herb Sider:

488,125

5. CityCaps:

2,000,000

Article Two:

Directors and Corporate Governance

2.1. Subsequent to the consummation of the transaction as contemplated herein and further subject to Board or Shareholder approval, the board of directors and officers of WWWB shall be as follows.

1.

Michael Zuliani will remain CEO;

2.

Herb Sider will remain as President, Secretary, and Board Member;

3.

Henry Liou will become the new Treasurer and Board Member,

4.

Xinnong Yang will be Vice-President and Board Member of WWWB and President and CEO of  CITYCAPS China operation; and

5.

Gerald Wish will become the new CFO.

Article Three:

Representations and Warranties of WWWB

3.1

WWWB represents and warrants to CITYCAPS that WWWB is a corporation duly organized, validly existing and in good standing in all aspects under the laws of the State of Nevada and those of the United States applicable thereto, including without limitation to, the laws, regulations, rules, provisions and policies applicable to or in respect of the past and current compliance of WWWB.

3.2

WWWB represents and warrants that it is in good standing under the SEC and NASD rules and has been consistently in compliance with all SEC and NASD requirements for its common shares to be and continue to be traded over the counter of the Bulletin Board of NASD.

3.3

WWWB represents and warrants that there is no action, claim, lawsuits pending or threatened against WWWB.  Since the last audited Financial Statements and the unaudited interim financial statements for the first quarter 2003, there has been no change in liabilities or debt or change in circumstances of  WWWB that has had or which  WWWB may expect to have material change or adverse effect on the business, affairs and assets of  WWWB.

3.4

WWWB represents and warrants that it has not been the subject of investigation or any disciplinary action by the SEC or NASD for a minimum of three (3) years immediately prior to the execution of this Agreement.

3.5

WWWB has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; all approval and consent required in respect of the transactions hereunder have been given to and obtained by WWWB, and no further consent, approval or action or proceeding on the part of  WWWB, its shareholders or its directors is required; the execution, delivery and performance of this Agreement by  WWWB and its directors have been duly and validly approved by  WWWB, its directors and shareholders pursuant to the Certificate of Incorporation and By-Laws of  WWWB.

3.6

The execution, delivery and performance of this Agreement by WWWB will not violate any laws, regulations, rules, provisions or policies, including without limitation, SEC and NASD rules, provisions and policies. Nothing contained and contemplated herein will adversely affect the current and post-transaction listing status and privileges of WWWB's common shares traded Over the Counter Bulletin Board of NASD.

3.7

Since the last financial statements, ending on March 31, 2004, there has been no change in circumstances that has had or WWWB may expect to have a material adverse effect on the assets, business and affairs of WWWB.

Article Four:

Representations and Warranties of CITYCAPS

4.1

CITYCAPS is a business corporation duly incorporated, validly existing and in good standing under the laws of the People's Republic of China.

4.2

CITYCAPS has the full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All approval and consent required in respect of the transaction hereunder have been given and have been obtained by the Unit Holders.  No further consent, approval or action or proceeding is required.

4.3

The transfer and assignment of the Transferred Shares by each Unit Holder shall in all aspects be considered as separate transfer and assignment.

4.4

Since inception, CITYCAPS’ business has been operated substantially in accordance with all laws, rules, regulations, orders of competent regulatory authorities, and there has not been, unless stated in CITYCAPS’S financial report:

(1) any event or change in circumstances that has had, or which CITYCAPS expects to have, a materials adverse effect on CITYCAPS or its business;

(2) any change in liabilities of CITYCAPS that has had, or which  CITYCAPS may expect to have, a material effect on CITYCAPS or its business;

(3) any incidence, assumption or guarantee of any indebtedness of CITYCAPS for borrowed money of CITYCAPS from date forward;

(4) any payments by CITYCAPS in respect of any indebtedness of CITYCAPS for borrowed money or in satisfaction of any liabilities of CITYCAPS from date forward;

(5) the creation, assumption or sufferance of the existence of any lien on any assets reflected on CITYCAPS Financial Statements;

(6) any change by CITYCAPS in its accounting principles, methods or practices in the manner it keeps its books and records;

(7) any distribution, dividend or bonus by CITYCAPS to any of its respective officers, directors, stockholders or affiliates, or any of their respective affiliates or associates; and

(8) any material capital expenditure or commitment by CITYCAPS or material sale, assignment, transfer, lease or other disposition of or agreement to sell, assign, transfer, lease or otherwise dispose of any assets or property by CITYCAPS other than in the ordinary course of business.

4.5

CITYCAPS has the full corporate power and authority to carry on the business presently being carried on by it and as proposed to be carried on by it.  Moreover, CITYCAPS warrants that no part of this Agreement violates any provision of any laws, rules or regulations as promulgated by the People’s Republic of China.

4.6

CITYCAPS holds all licenses, IP, software program(s) and permits as may be requisite for carrying on its business in the manner in which it has heretofore been carried on.

4.7

Since the last financial statements to be annexed hereto as Schedule I, there has been no change in circumstances which has had or which CITYCAPS may expect to have any adverse effect on the assets, business and affairs of CITYCAPS.

4.8

Schedule I to be annexed hereto shall be true and complete copies of the audited annual financial statements of CITYCAPS from inception to present, and the unaudited interim financial statements all compiled in accordance with the Chinese Generally Accepted Accounting Practices consistently applied (Chinese GAAP) and/or U.S. GAAP. CITYCAPS shall prepare and provide WWWB with audited financial statements since inception in accordance with U.S. GAAP as soon as practically possible for the purpose of filing with SEC.  .

Article Five:

Covenants

5.1

This Agreement shall enter into force and be binding on the Parties as from the date first above written, save and except that the provisions in respect the financial statements as set forth in Paragraph 4.8 above must be provided to WWWB so as to consummate the acquisition of CITYCAPS by WWWB.

5.2

The shares issued to CITYCAPS and the Unit Holders shall be restricted in accordance with Rule 144.

5.3

The Parties shall cooperate and work in good faith with each other to provide to each other with all information necessary to enable the Parties to complete their respective due diligence.

5.4

It is the express understanding and covenants between the Parties hereto that, in the event that SEC disapproves any part of this acquisition, or for reasons beyond the control of any of the Parties the transactions under this Agreement cannot be closed then:

(1) The transfer and assignment by Party B of the Transferred Shares shall be considered to have no force and effect as from the execution of this Agreement;

(2) No Party shall be liable unless such Party is responsible, directly or indirectly, by act or omission, for  WWWB's failure to satisfy any regulatory requirements related to or directly effecting this transaction.

5.6

There are no third parties to which a finders fee or commission related to this transaction or Agreement is payable.

Article Six:

Miscellaneous Provisions

6.1

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada and those of the United States applicable thereto.

6.2

Any and all disputes arising out of or in connection with this Agreement, or in respect of any defined legal relationship associated therewith or derived there from, shall be first addressed through consultation and/or mediation. Disputes unresolved through consultation and mediation shall be referred to and finally resolved by arbitration under the Rules of and before the American Arbitration Association as those rules may be amended and replaced from time to time.

6.3

Where the losing Party fails to comply with such order and award, the prevailing Party shall be free to apply to a court of competent jurisdiction for an order of enforcement or such other orders or relief as may be properly granted by the court.

6.4

Nothing contained herein will limit or prohibit the rights of either Party to apply to a court of competent jurisdiction for interim protection such as, by way of example, an interim injunction or order enforcing its rights hereunder in a court of competent jurisdiction, prior or subsequent to the arbitration.

6.6

No condoning, excusing or overlooking by a Party of any default, breach or non-observance by the other at any time or times in respect of any covenants, provisions, or conditions of this Agreement shall operate as a waiver of such Party's rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance, so as to defeat in any way the rights of such Party in respect of any such continuing or subsequent default or breach and no waiver shall be inferred from or implied by anything done or omitted by such Party in the absence of an express waiver in writing.

6.7

No amendment or other modification of this Agreement will be binding unless executed in writing by the Parties hereto. The Parties shall cooperate in order to comply with all legal and regulatory provisions required to maintain and continue the trading status of the common shares of WWWB with OTCBB®.

6.8

This Agreement and everything contained herein will inure to the benefit of and be binding upon the Parties and their permitted successors and assigns.

6.9

This Agreement may be executed in counterparts and by facsimile transmission, each such counterpart together shall constitute a single instrument. Four (4) original copies of such counterparts executed by each Party shall be forth with delivered to all other Parties by registered express mail.

6.10

For all purposes, this Agreement shall be deemed to be signed and executed at Las Vegas, Nevada United States.

6.11

Schedules annexed hereto shall form an integral part of this Agreement.

6.12

This Agreement shall enter into force as of the date first above written subject only to those contingencies specified herein.

IN WITNESS WHEREOF the Parties have duly executed this agreement.

World Wide Web, Inc.

 (WWWB)

By: /s/ Mike Zuliani, CEO

CityCaps Information

 Technologies, Co., Ltd.  (CityCaps)

By: /s/ Xinnong Yang, President

Unit Holders

/s/ Henry Liou

/s/ Xinnong Yang

/s/ Michael Zuliani

/s/ Herb Sider